EXHIBIT 4.1


                        SPECIMEN COMMON STOCK CERTIFICATE

                             [Front of Certificate]



                          CAMELOT MUSIC HOLDINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                                    SHARES
CMH

COMMON STOCK                                 CUSIP
PAR VALUE $.01 PER SHARE                     SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that




is the record holder of


                      FULLY PAID AND NON-ASSESSABLE SHARES
                  OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

CAMELOT MUSIC HOLDINGS, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:



EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              [Back of Certificate]


                          CAMELOT MUSIC HOLDINGS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE TO THE CORPORATION'S SECRETARY AT ITS PRINCIPAL OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  --    as tenants in common
TEN ENT  --    as tenants by the entireties
JT TEN   --    as joint tenants with right of
               survivorship and not as tenants
               in common

UNIF GIFT MIN ACT --   _______ Custodian __________
                       (Cust)            (Minor)

                       under Uniform Gift to Minors Act
                       ________________________________
                                  (State)

                                                             UNIF TRF MIN ACT --
         ____ Custodian (until age ____)
                                                                   (Cust)

         _____ under Uniform Transfers

         (Minor)

         to Minors Act _____________
                                                                   (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE)


                                                                          Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

                    X
                    X

            NOTICE: THE SIGNATURES TO THIS  ASSIGNMENT  MUST CORRESPOND WITH THE
                    NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.